Semiannual Report

                       PERSONAL
                       STRATEGY
                       FUNDS

                       NOVEMBER 30, 2002

                                  [GRAPHIC](R)

     T. ROWE PRICE (R)

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
PERSONAL STRATEGY FUNDS

o High-quality bonds prospered as risk-averse investors sought alternatives to the volatile equity and high-yield markets.

o The Personal Strategy Funds lost ground during the six months ended November 30, dragged down by falling stock prices.

o Anticipating an economic recovery, the funds increased their allocation to stocks.

o As the economy gradually recovers, equity returns should improve, while bond returns are likely to be more moderate.

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

FELLOW SHAREHOLDERS

The economy struggled to find solid footing over the six months ended November 30, 2002, unable to gather momentum from its strong first-quarter rebound. A powerful stock market rally during the final two months of the period could not overcome steep losses incurred earlier, but high-quality bonds continued to perform well, boosted by falling interest rates and investors' deepening risk aversion. Your funds posted negative returns, weighed down by their stock holdings but given some lift by their bonds.

     MARKET ENVIRONMENT

          After sprinting from the gate in the first quarter, the economy slowed considerably, with gross domestic product--a measure of the total value of goods and services produced in the U.S.--growing at a modest 1.3% annual rate in the second quarter. The Federal Reserve left the federal funds rate unchanged at 1.75% for most of the year, but altered its policy stance in August, stating that the risks were tilted toward economic weakness. In November, the Fed finally lowered its benchmark rate to 1.25%. In its policy statement, the central bank noted that uncertainty, including the possibility of war in Iraq, was holding back spending, production, and employment, and said that the easing "should prove helpful as the economy works its way through this current soft spot."

          The economy may have already been working its way through the softness when the Fed acted, as the news was mildly upbeat as the period ended. Weekly unemployment claims resumed a gradual downtrend, which suggests a return to a modest pace of net employment growth. Consumer sentiment improved, calming fears about reduced private spending, and factory activity showed renewed growth as well, bolstering prospects for increased business spending. Gross domestic product rose at a surprisingly strong 4% annualized rate during the third quarter, according to the Commerce Department, but fourth-quarter expectations remain modest.

INTEREST RATE LEVELS
---------------------------------------------------------------------------

                                    [CHART]

                     10-YEAR             5-YEAR               90-DAY
                   TREASURY NOTE       TREASURY NOTE       TREASURY BILL
LABEL            (SOLID 100% BLUE)   (SOLID 50% BLACK)   (DOTTED 50% BLACK)
----------       -----------------   -----------------   ------------------
11/30/2001              4.75               4.06                1.72
12/31/2001              5.05               4.30                1.72
01/31/2002              5.03               4.37                1.75
02/28/2002              4.88               4.19                1.75
03/31/2002              5.40               4.84                1.78
04/31/2002              5.09               4.41                1.76
05/31/2002              5.04               4.35                1.72
06/31/2002              4.80               4.03                1.68
07/31/2002              4.46               3.45                1.69
08/31/2002              4.14               3.22                1.67
09/31/2002              3.59               2.56                1.55
10/31/2002              3.89               2.73                1.45
11/30/2002              4.21               3.27                1.21

          High-quality bonds provided solid returns during the period as longer-term interest rates fell to levels not seen in more than 40 years. Factors supporting the bond market included a faltering economy, corporate accounting scandals, severe declines in stock prices, fears of war with Iraq, and greater investor demand for the relative safety of fixed-income securities. The Lehman Brothers U.S. Aggregate Index, an unmanaged measure of the broad domestic investment-grade bond market, gained 4.98% for the six months, contributing to a strong 7.34% increase for the 12-month period. High-yield bond performance mirrored the stock market, as noninvestment-grade debt suffered losses for most of the period but rallied strongly as the period closed.

STOCK MARKET RETURNS
--------------------------------------------------

Periods Ended 11/30/02      6 Months     12 Months
--------------------------------------------------
S&P 500 Stock Index          -11.49%       -16.51%
--------------------------------------------------
Wilshire 4500 Index          -12.90         -9.55
--------------------------------------------------
MSCI EAFE Index              -15.00        -12.21
--------------------------------------------------

          Issues that helped sustain bond returns had the opposite effect on stocks, but there was a reversal of leadership among equities. Where value stocks and small-cap issues had previously out-paced large-cap growth, losses were more evenly distributed during the most recent six months. Sectors that had been hardest hit, including information technology and telecommunications, held up better, although they still experienced losses. The S&P 500 Index of larger companies posted a -11.49% return for the six months, while the small- and mid-cap companies of the Wilshire 4500 Index returned -12.90%. The tech-heavy Nasdaq Composite Index returned -8.48%. Foreign stocks also retreated after showing strength early in the year--the MSCI EAFE Index of developed foreign markets returned -15.00%.

     PERFORMANCE AND STRATEGY REVIEW

          Once again, the funds' diversified asset allocation strategy proved beneficial, as bonds continued to outperform stocks for both the 6- and 12-month periods. Bonds' solid returns helped moderate stock market losses but could not overcome equities' steep decline. Among our fixed-income holdings, Treasuries provided the best returns over the past six months, driven higher by investor demand for greater safety. Our investment-grade corporate holdings also performed well, especially in the final weeks of the period as investors looking for higher yields began to take on a little more risk. The funds' high-yield bonds also bounced back during this time, recovering some of their heavy losses suffered earlier in the period. Mortgage-backed securities were positive contributors, but their returns were held somewhat in check by prepayments, a result of the historically low mortgage rates.

          Some of our recent asset allocation moves worked against us during the period, however. As we mentioned in our last report, we had begun shifting our allocation slightly toward stocks at the end of March, based on what we saw as improving prospects for economic recovery. We also overweighted non-U.S. equities, which we felt offered stronger growth opportunities than domestic stocks. As it happened, both domestic and foreign stocks suffered losses as investors shied away from risk and global economic growth slowed.

     ---------------------------------------------------------------------------
     Many stock valuations are currently at attractive levels, while the more interest rate-sensitive sectors of the bond market have become fully valued.

          The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. Although the economy remained soft, we continued to add to our stock holdings during the past six months. Mixed economic signals raise questions about the strength and timing of the recovery, but we believe that the economy is in the process of righting itself. Many stock valuations are currently at attractive levels, while the more interest rate-sensitive sectors of the bond market have become fully valued. As a result, we think that equities are likely to fare better than bonds over the longer term. While we are disappointed that both the economy and the stock market continued to struggle during the most recent period, we think that at current valuations, equities offer long-term investors an attractive buying opportunity.

          We also have maintained our commitment to international stocks. Non-U.S. equities stumbled over the past six months but were positive contributors to the funds' results for the year, aided by a weaker dollar. In the slower-growth environment that we expect, many foreign companies--especially in Europe--should be able to generate profit growth from restructuring and productivity gains, similar to those seen in the U.S. in the 1990s.

          Over the last two years, large-cap value stocks have regained much of the ground lost to growth stocks during the late 1990s. We have gradually shifted to a neutral weight between large-cap value and large-cap growth stocks. We also trimmed our small-cap holdings to a neutral weighting as large-cap stocks corrected. Small-cap valuations are not as compelling as they were when they began their most recent cycle of outperformance, but we continue to believe that the outlook for small-caps is favorable, especially as the recovery gains traction.

          Among our bond holdings, we remain overweighted in high-yield securities, which should benefit from an improving economy. We also continued to add to our stake in non-U.S.-dollar bonds, which we initiated toward the end of our May 31 reporting period. Higher yields overseas, along with the weakening dollar, argued a compelling case for adding more non-U.S.-dollar income to the portfolio. We maintained below-normal allocations to money market securities in each fund because of the extremely low rates available on short-term issues.

          Among our largest stock holdings, software firm MICROSOFT and wireless services provider VODAFONE were positive contributors to six-month performance, bolstered by the market's late-period rally. Favorable trends in resolving its antitrust case also helped lift Microsoft stock following losses earlier in the year. Negative contributors over the last 12 months included CITIGROUP, was pressured as its investment banking and research practices came under scrutiny. BANK OF AMERICA was the strongest performer among top holdings over the last 12 months as it avoided much of the negative attention focused on many other large financial firms.

     PERSONAL STRATEGY INCOME FUND

          The Personal Strategy Income Fund's investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

PERFORMANCE COMPARISON
----------------------------------------------------

Periods Ended 11/30/02          6 Months   12 Months
----------------------------------------------------
Personal Strategy
Income Fund                       -3.47%      -1.88%
----------------------------------------------------
Combined Index Portfolio *        -2.61       -2.41
----------------------------------------------------
Lehman Brothers U.S.
Aggregate Index                    4.98        7.34
----------------------------------------------------

* An unmanaged portfolio composed of 40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

          The Personal Strategy Income Fund posted modest losses for both the six and 12 months ended November 30, 2002, as shown in the table. The fund lagged its blended benchmark over the past six months but outperformed for the year. Positive returns from the fund's fixed-income holdings aided results over the most recent six months. Foreign stocks hindered performance for the six months but were positive contributors for the year. For both periods, fund results trailed the Lehman Brothers U.S. Aggregate Index, which contains no stocks.

          In line with our strategic asset allocation shifts (see "Performance and Strategy Review" on page 3), bonds ended the period at 43.0% of the fund's net assets, down from 47.7% six months ago, while stocks represented 45.8%, up from 41.2%. Foreign bonds now account for 4.3% of net assets, up from 2.5%.

     PERSONAL STRATEGY BALANCED FUND

          The Personal Strategy Balanced Fund's investment objective is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

          The Personal Strategy Balanced Fund posted negative returns for both the 6- and 12-month periods, lagging its blended benchmark and the Merrill Lynch-Wilshire Capital Market Index over the most recent six months but outpacing them for the year. Solid returns from the fund's bond holdings aided performance for both periods, helping to moderate losses in our stock portfolio. Foreign holdings hampered returns over the past six months but contributed positively for the year.

PERFORMANCE COMPARISON
------------------------------------------------------

Periods Ended 11/30/02           6 Months    12 Months
------------------------------------------------------
Personal Strategy
Balanced Fund                      -6.40%       -4.83%
------------------------------------------------------
Combined Index Portfolio *         -5.65        -6.20
------------------------------------------------------
Merrill Lynch-Wilshire Capital
Market Index                       -5.53        -6.84
------------------------------------------------------

* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasuy Bill Index).

          In line with our strategic asset allocation shifts (see "Performance and Strategy Review" on page 3), bonds ended the period at 30.7% of the fund's net assets, down from 35.6% six months ago, while stocks represented 65.9%, up from 61.4%. Foreign bonds now account for 2.9% of net assets, up from 1.1%.

     PERSONAL STRATEGY GROWTH FUND

          The Personal Strategy Growth Fund's investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations from these levels permitted.

PERFORMANCE COMPARISON
-------------------------------------------------------

Periods Ended 11/30/02            6 Months    12 Months
-------------------------------------------------------
Personal Strategy
Growth Fund                         -9.46%       -8.10%
-------------------------------------------------------
Combined Index Portfolio *          -8.72        -9.99
-------------------------------------------------------
Merrill Lynch-Wilshire Capital
Market Index                        -5.53        -6.84
-------------------------------------------------------

* An unmanaged portfolio composed of 80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

          The Personal Strategy Growth Fund registered negative results for both the 6- and 12-month periods, as shown in the table. The fund lagged its blended index benchmark for the six months but outperformed it for the year. The fund trailed the Merrill Lynch-Wilshire Capital Market Index for both periods. In line with our strategic asset allocation shifts (see "Performance and Strategy Review" on page 3), bonds ended the period at 14.9% of the fund's net assets, down from 18.3% six months ago, while stocks represented 85.0%, up from 80.7%.

     OUTLOOK

          Inflation remains in check, and the Fed is likely to leave monetary policy accommodative until concrete signs of sustained recovery emerge. Bonds appear to be well on their way to their third straight calendar year of outperformance versus stocks, but returns are likely to be more moderate going forward, with investment-grade corporate and high-yield performance continuing to improve as the economy strengthens. Given the economy's lingering softness, we can't be certain that equities will outperform bonds over the short term--and we do not anticipate that stocks will return to the heady days of the late 1990s--but we do believe they are likely to fare better than bonds over the next several years. In line with this outlook, we have made some modest adjustments to the funds' portfolios. At the same time, we believe that investors should be well served by the funds' fundamental commitment to broad diversification across asset classes.

          Respectfully submitted,

          /s/ Edmund M. Notzon III

          Edmund M. Notzon III
          Chairman of the funds' Investment Advisory Committee

          December 20, 2002

          The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the funds' investment programs.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

     PORTFOLIO OVERVIEW

                                       Percent of                                Percent of
                                       Net Assets                                Net Assets
                                         11/30/02                                  11/30/02
     PERSONAL STRATEGY INCOME FUND
     --------------------------------------------------------------------------------------
     Money Market Securities                11.2%    Stocks                           45.8%
     --------------------------------------------    --------------------------------------
                                                          Five Largest Holdings:
     Bonds                                  43.0%         Bank of America              0.7
     --------------------------------------------         ---------------------------------
          Treasuries/Agencies                9.5          Citigroup                    0.6
          ---------------------------------------         ---------------------------------
          Mortgage-Backed                    9.6          Microsoft                    0.6
          ---------------------------------------         ---------------------------------
          Corporate                         19.4          Pfizer                       0.6
          ---------------------------------------         ---------------------------------
          Foreign Bonds                      4.3          Vodafone                     0.6
          ---------------------------------------         ---------------------------------
          Preferred Stock                    0.2                                       3.1%
          ---------------------------------------

     PERSONAL STRATEGY BALANCED FUND
     --------------------------------------------------------------------------------------
     Money Market Securities                 3.4%    Stocks                           65.9%
     --------------------------------------------    --------------------------------------
                                                          Five Largest Holdings:
     Bonds                                  30.7%         Bank of America              0.9
     --------------------------------------------         ---------------------------------
          Treasuries/Agencies                6.2          Citigroup                    0.9
          ---------------------------------------         ---------------------------------
          Mortgage-Backed                    6.9          Microsoft                    0.9
          ---------------------------------------         ---------------------------------
          Corporate                         14.6          Vodafone                     0.8
          ---------------------------------------         ---------------------------------
          Foreign Bonds                      2.9          Pfizer                       0.8
          ---------------------------------------         ---------------------------------
          Preferred Stock                    0.1                                       4.3%
          ---------------------------------------

     PERSONAL STRATEGY GROWTH FUND
     --------------------------------------------------------------------------------------
     Money Market Securities                 0.1%    Stocks                           85.0%
     --------------------------------------------    --------------------------------------
                                                          Five Largest Holdings:
     Bonds                                  14.9%         Bank of America              1.2
     --------------------------------------------         ---------------------------------
          Treasuries/Agencies                3.1          Citigroup                    1.1
          ---------------------------------------         ---------------------------------
          Mortgage-Backed                    3.4          Microsoft                    1.1
          ---------------------------------------         ---------------------------------
          Corporate                          7.1          Vodafone                     1.0
          ---------------------------------------         ---------------------------------
          Foreign Bonds                      1.3          Pfizer                       1.0
          ---------------------------------------         ---------------------------------
                                                                                       5.4%

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

          These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                                    [CHART]

                  COMBINED INDEX       LEHMAN BROTHERS
                    PORTFOLIO       U.S. AGGREGATE INDEX    PERSONAL STRATEGY
AS OF 11/30/02   (SOLID BLK LINE)    (DASHED BLK LINE)         INCOME FUND
--------------   ----------------   --------------------    -----------------
    07/29/1994      $   10,000           $   10,000            $   10,000
    11/30/1994      $    9,964           $    9,834            $    9,939
    11/30/1995      $   12,008           $   11,569            $   12,338
    11/30/1996      $   13,498           $   12,272            $   14,125
    11/30/1997      $   15,286           $   13,198            $   15,883
    11/30/1998      $   17,209           $   14,446            $   17,631
    11/30/1999      $   18,847           $   14,440            $   18,519
    11/30/2000      $   19,307           $   15,749            $   19,567
    11/30/2001      $   19,398           $   17,507            $   20,297
    11/30/2002      $   18,930           $   18,791            $   19,916

          The combined index is composed of 40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                                    [CHART]

                                      MERRILL LYNCH-
                  COMBINED INDEX     WILSHIRE CAPITAL
                    PORTFOLIO         MARKET INDEX       PERSONAL STRATEGY
AS OF 11/30/02   (SOLID BLK LINE)   (DASHED BLK LINE)       INCOME FUND
--------------   ----------------   -----------------   -----------------
    07/29/1994      $   10,000         $   10,000           $   10,000
    11/30/1994      $    9,962         $    9,943           $    9,969
    11/30/1995      $   12,407         $   12,681           $   12,710
    11/30/1996      $   14,369         $   14,800           $   14,904
    11/30/1997      $   16,750         $   17,744           $   17,124
    11/30/1998      $   19,225         $   20,439           $   19,254
    11/30/1999      $   21,814         $   23,504           $   20,839
    11/30/2000      $   21,742         $   23,036           $   21,825
    11/30/2001      $   20,971         $   22,027           $   21,905
    11/30/2002      $   19,671         $   20,521           $   20,846

          The combined index is composed of 60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Salomon Smith Barney 3-Month Treasury Bill Index).

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

                                    [CHART]

                                        MERRILL LYNCH-
                  COMBINED INDEX       WILSHIRE CAPITAL
                    PORTFOLIO           MARKET INDEX           PERSONAL STRATEGY
AS OF 11/30/02   (SOLID BLK LINE)     (DASHED BLK LINE)           GROWTH FUND
--------------   ----------------     -----------------       -----------------
    07/29/1994      $   10,000            $   10,000             $   10,000
    11/30/1994      $    9,958            $    9,943             $   10,010
    11/30/1995      $   12,815            $   12,681             $   13,111
    11/30/1996      $   15,284            $   14,800             $   15,844
    11/30/1997      $   18,328            $   17,744             $   18,598
    11/30/1998      $   21,402            $   20,439             $   21,161
    11/30/1999      $   25,145            $   23,504             $   23,497
    11/30/2000      $   24,352            $   23,036             $   24,473
    11/30/2001      $   22,508            $   22,027             $   23,731
    11/30/2002      $   20,259            $   20,521             $   21,809

          The combined index is composed of 80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

          This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                    Since   Inception
Periods Ended 11/30/02             1 Year   3 Years   5 Years   Inception        Date
-------------------------------------------------------------------------------------
Personal Strategy Income Fund      -1.88%     2.45%    4.63%        8.61%     7/29/94
-------------------------------------------------------------------------------------
Personal Strategy Balanced Fund    -4.83      0.01     4.01         9.21      7/29/94
-------------------------------------------------------------------------------------
Personal Strategy Growth Fund      -8.10     -2.45     3.24         9.80      7/29/94
-------------------------------------------------------------------------------------

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

ABOUT THE FUNDS' DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME
(DATE OF BIRTH)              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
---------------------------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.     President, Coppin State College; Director, Provident Bank of Maryland
(3/16/32)
2001
---------------------------------------------------------------------------------------------------
Anthony W. Deering           Director, Chairman of the Board, President, and Chief Executive
(1/28/45)                    Officer, The Rouse Company, real estate developers
2001
---------------------------------------------------------------------------------------------------
Donald W. Dick, Jr.          Principal, EuroCapital Advisors, LLC, an acquisition and management
(1/27/43)                    advisory firm
1994
---------------------------------------------------------------------------------------------------
David K. Fagin               Director, Dayton Mining Corp. (6/98 to present), Golden Star
(4/9/38)                     Resources Ltd., and Canyon Resources Corp. (5/00 to present);
1994                         Chairman and President, Nye Corp.
---------------------------------------------------------------------------------------------------
F. Pierce Linaweaver         President, F. Pierce Linaweaver & Associates, Inc., consulting
(8/22/34)                    environmental and civil engineers
2001
---------------------------------------------------------------------------------------------------
Hanne M. Merriman            Retail Business Consultant; Director, Ann Taylor Stores Corp., Ameren
(11/16/41)                   Corp., Finlay Enterprises, Inc., The Rouse Company, and US Airways
1994                         Group, Inc.
---------------------------------------------------------------------------------------------------
John G. Schreiber            Owner/President, Centaur Capital Partners, Inc., a real estate
(10/21/46)                   investment company; Senior Advisor and Partner, Blackstone Real
2001                         Estate Advisors, L.P.; Director, AMLI Residential Properties Trust,
                             Host Marriott Corp., and The Rouse Company
---------------------------------------------------------------------------------------------------
Hubert D. Vos                Owner/President, Stonington Capital Corp., a private investment
(8/2/33)                     company
1994
---------------------------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

NAME
(DATE OF BIRTH)              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
YEAR ELECTED*                DIRECTORSHIPS OF OTHER PUBLIC COMPANIES
---------------------------------------------------------------------------------------------------
Paul M. Wythes               Founding Partner, Sutter Hill Ventures, a venture capital limited
(6/23/33)                    partnership, providing equity capital to young high-technology
1994                         companies throughout the United States; Director, Teltone Corp.
---------------------------------------------------------------------------------------------------

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND DIRECTORSHIPS OF
PORTFOLIOS OVERSEEN]         OTHER PUBLIC COMPANIES
---------------------------------------------------------------------------------------------------
James A.C. Kennedy           Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(8/15/53)                    Inc.
1997
[37]
---------------------------------------------------------------------------------------------------
James S. Riepe               Director and Vice President, T. Rowe Price; Vice Chairman of the
(6/25/43)                    Board, Director, and Vice President, T. Rowe Price Group, Inc.;
1994                         Chairman of the Board and Director, T. Rowe Price Global Asset
[105]                        Management Limited, T. Rowe Price Investment Services, Inc.,
                             T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
                             Services, Inc.; Chairman of the Board, Director, President, and Trust
                             Officer, T. Rowe Price Trust Company; Director, T. Rowe Price
                             International, Inc., and T. Rowe Price Global Investment Services
                             Limited; Chairman of the Board, Personal Strategy Funds
---------------------------------------------------------------------------------------------------
M. David Testa               Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(4/22/44)                    Vice Chairman of the Board, Chief Investment Officer, Director, and
1994                         Vice President, T. Rowe Price Group, Inc.; Director, T. Rowe Price
[105]                        Global Asset Management Limited, T. Rowe Price Global Investment
                             Services Limited, and T. Rowe Price International, Inc.; Director and
                             Vice President, T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------

** Each inside director serves until the election of a successor.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                          PRINCIPAL OCCUPATION(S)
---------------------------------------------------------------------------------------------------
Stephen W. Boesel (12/28/44)                      Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, Personal Strategy       Group, Inc., and T. Rowe Price Trust Company
Funds
---------------------------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)                      Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Personal Strategy Funds                Group, Inc., and T. Rowe Price Investment
                                                  Services, Inc.
---------------------------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)                       Director and Vice President, T. Rowe Price
Vice President, Personal Strategy Funds           Group, Inc., T. Rowe Price Investment Services,
                                                  Inc., T. Rowe Price Services, Inc., and T. Rowe
                                                  Price Trust Company; Vice President, T. Rowe
                                                  Price, T. Rowe Price International, Inc., and
                                                  T. Rowe Price Retirement Plan Services, Inc.
---------------------------------------------------------------------------------------------------
J. Jeffrey Lang (1/10/62)                         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds           Trust Company
---------------------------------------------------------------------------------------------------
John H. Laporte (7/26/45)                         Vice President, T. Rowe Price; Director and Vice
Vice President, Personal Strategy Funds           President, T. Rowe Price Group, Inc.
---------------------------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)                     Assistant Vice President, T. Rowe Price and
Secretary, Personal Strategy Funds                T. Rowe Price Investment Services, Inc.
---------------------------------------------------------------------------------------------------
David S. Middleton (1/18/56)                      Vice President, T. Rowe Price, T. Rowe Price
Controller, Personal Strategy Funds               Group, Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
M. Christine Munoz (12/2/62)                      Vice President, T. Rowe Price
Vice President, Personal Strategy Funds
---------------------------------------------------------------------------------------------------
Edmund M. Notzon III (10/1/45)                    Vice President, T. Rowe Price, T. Rowe Price
President, Personal Strategy Funds                Group, Inc., T. Rowe Price Investment Services,
                                                  Inc., and T. Rowe Price Trust Company
---------------------------------------------------------------------------------------------------
Larry J. Puglia, CFA (8/25/60)                    Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Personal Strategy       Group, Inc.
Funds
---------------------------------------------------------------------------------------------------
William T. Reynolds (5/26/48)                     Director and Vice President, T. Rowe Price and
Vice President, Personal Strategy Funds           T. Rowe Price Group, Inc.; Director, T. Rowe
                                                  Price Global Asset Management Limited
---------------------------------------------------------------------------------------------------
Brian C. Rogers (6/27/55)                         Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds           Trust Company; Director and Vice President,
                                                  T. Rowe Price Group, Inc.
---------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                          PRINCIPAL OCCUPATION(S)
---------------------------------------------------------------------------------------------------
Mark J. Vaselkiv (7/22/58)                        Vice President, T. Rowe Price and T. Rowe Price
Vice President, Personal Strategy Funds           Group, Inc.
---------------------------------------------------------------------------------------------------
Richard T. Whitney (5/7/58)                       Vice President, T. Rowe Price, T. Rowe Price
Vice President, Personal Strategy Funds           Group, Inc., T. Rowe Price Trust Company, and
                                                  T. Rowe Price International, Inc.
---------------------------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
--------------------------------------------------------------------------------

     INVESTMENT SERVICES AND INFORMATION

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

               IN PERSON. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

     ACCOUNT SERVICES

               AUTOMATED 24-HOUR SERVICES INCLUDING TELE* ACCESS(R) and Account Access through the T. Rowe Price Web site on the Internet.
               Address: www.troweprice.com.

               AUTOMATIC INVESTING. From your bank account or paycheck.

               AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

               IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

     BROKERAGE SERVICES *

               INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

     INVESTMENT INFORMATION

               CONSOLIDATED STATEMENT. Overview of all of your accounts.

               SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

               T. ROWE PRICE REPORT. Quarterly investment newsletter.

               PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

               INSIGHTS. Educational reports on investment strategies and markets.

               INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

             * T. Rowe Price Brokerage is a division of T. Rowe Price Investment
               Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
--------------------------------------------------------------------------------

     T. ROWE PRICE RETIREMENT SERVICES

               T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

               PLANNING TOOLS AND SERVICES
               -----------------------------------------------------------------

               T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

               RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

               ROLLOVER INVESTMENT SERVICE* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

               IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

               QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

               INVESTMENT VEHICLES
               -----------------------------------------------------------------

               INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)
               NO-LOAD VARIABLE ANNUITIES
               SMALL BUSINESS RETIREMENT PLANS

             * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
--------------------------------------------------------------------------------

     www.troweprice.com

               ACCOUNT INFORMATION
               -----------------------------------------------------------------

               ACCOUNT ACCESS allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

               ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

               FINANCIAL TOOLS AND CALCULATORS
               -----------------------------------------------------------------

               COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

               MORNINGSTAR(R) PORTFOLIO TRACKER(SM). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

               INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

               RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

               INVESTMENT TRACKING AND INFORMATION
               -----------------------------------------------------------------

               MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

               MORNINGSTAR(R) PORTFOLIO WATCHLIST(SM). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

               MORNINGSTAR(R) PORTFOLIO X-RAY(SM). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

     COLLEGE PLANNING

                With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

                T. ROWE PRICE COLLEGE SAVINGS PLAN. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

                We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

                EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

                COLLEGE INVESTMENT CALCULATOR. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

                COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
--------------------------------------------------------------------------------

     ADVISORY SERVICES

               If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

               THE T. ROWE PRICE(R) RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

               ROLLOVER INVESTMENT SERVICE* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

               T. ROWE PRICE INVESTMENT CHECKUP(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

               RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

               MORNINGSTAR(R) CLEAR FUTURE(SM) GUIDANCE. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

             * Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE BROKERAGE SERVICES
--------------------------------------------------------------------------------

     BROKERAGE SERVICES
     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

               T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

               BROKERAGE ADVANTAGE. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

               MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

               MARGIN AND OPTIONS TRADING for qualified investors.

               ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

               TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

               ONLINE RESEARCH AND NEWS.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

             * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

            ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
----------------------------------
DOMESTIC
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value*
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*[dagger]
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
----------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Retirement 2010
Retirement 2020
Retirement 2030
Retirement 2040
Retirement Income
Tax-Efficient Balanced

BOND FUNDS
----------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield*
Inflation Protected Bond
New Income*
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income*
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS[dagger][dagger]
----------------------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
----------------------------------
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery[dagger]
International Equity Index
International Growth & Income*
International Stock*
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

               * T. Rowe Price Advisor Class available for these funds. The
                 T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or
                 T. Rowe Price at 1-877-804-2315.

        [dagger] Closed to new investors.

[dagger][dagger] Investments in the funds are not insured or guaranteed by the
                 FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

                 Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

                                         T. Rowe Price Investment Services, Inc.
      T.ROWEPRICE [LOGO](R)              100 East Pratt Street
      INVEST WITH CONFIDENCE             Baltimore, MD 21202